                                        SECURITIES AND EXCHANGE COMMISSION
                                              Washington, D.C. 20549

                                                     FORM 8-K

                                                  CURRENT REPORT

                                      PURSUANT TO SECTION 13 OR 15(d) OF THE
                                          SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)                                May 5, 2005

                                   AMERICAN SAFETY INSURANCE HOLDINGS, LTD.
                              (Exact Name of Registrant as Specified in its Charter)

         Bermuda                           1-4795                               Applicable
(State or Other Jurisdiction            (Commission                           IRS Employer
     of Incorporation)                    File Number)                      identification No.)

                                                 44 Church Street
                                                  P.O. Box HM2064
                                         Hamilton HM HX, Bermuda
                                     (Address of Principal Executive Offices)

Registrant's telephone number, including area code                   (441) 295-5688

                           (Former Name or Former Address, if Changed Since Last Report)

Item 2.02. Results Of Operations On Financial Condition and Other Events.

         Attached as Exhibit 99.1 is a revised Press Release regarding the Company's results of operations and financial condition for the three month period ended March 31, 2005.

      (c) Exhibits

99.1 Press Release of American Safety Insurance Holdings, Ltd. issued May 5, 2005

Item 12. Results of Operations and Financial Condition.

        The Registrant issued a press release reporting its financial results for the first quarter 2005. A copy of the press release is hereby attached as Exhibit 99.1 and incorporated herein by reference.

        The information set forth under this Item 12 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

                                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            AMERICAN SAFETY INSURANCE HOLDINGS, LTD.
                                                        (Registrant)

Dated:            May 5, 2005               By:      /s/Stephen R. Crim
                                                     Stephen R. Crim
                                                     President and Chief Executive Officer

EXHIBIT INDEX

99.1 Press Release of American Safety Insurance Holdings, Ltd. issued May 5, 2005.